Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul McDonald, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Global System Designs’, Inc. on Form 10-K for the fiscal year ended November 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Global System Designs’, Inc. at the dates and for the periods indicated.

Date: February 27, 2014

By:	/s/ Paul McDonald
Paul McDonald
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Global System Designs’, Inc. and will be retained by Global System Designs’, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.